--------------------------------------------------------------------------------




                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2004




                        NATURAL GAS SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



            Colorado                       1-31398               75-2811855
  (State or other jurisdiction        (Commission File         (IRS Employer
of  Incorporation or organization)        Number)            Identification No.)




2911 South County Road 1260 Midland, Texas                          79706
 (Address of Principal Executive Offices)                         (Zip Code)



                                  432-563-3974
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

Item 7.01.  Regulation FD Disclosure.


         Natural Gas Services Group, Inc. wishes to disclose its press release, dated October 19, 2004, relating to a Stock Purchase Agreement that it entered into with Screw Compression Systems, Inc. and the stockholders of Screw Compression Systems, Inc. Under this agreement, Natural Gas Services Group will acquire all of the outstanding capital stock of Screw Compression Systems, Inc. for $15 million (consisting of cash, three-year promissory notes and shares of common stock of Natural Gas Services Group). SCS is a privately owned manufacturer of natural gas compressors headquartered in Tulsa, Oklahoma.

         A copy of the press release is furnished herewith as Exhibit 99.1 and is also incorporated herein by reference.

         Natural Gas Services Group, Inc. manufactures, fabricates, sells, leases and services natural gas compressors that enhance the production of oil and gas wells. Natural Gas Services Group also manufactures and sells flare systems and flare ignition systems for plant and production facilities.

         The information in this report (including the exhibit) is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

         This report, including the press release, contains forward-looking statements subject to various risks and uncertainties that could cause the future plans, objectives and performance of Natural Gas Services Group to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "subject to," "anticipate," "estimate," "continue," "future," "appears," "prospective," "designed," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to,

         o        those relating to the company's expansion strategy,

         o changes in demand for the company's products because of changes in oil and natural gas prices,

         o        competition   among  the  various   providers  of  compression
                  services and products,

         o        changes  in  safety,  health  and  environmental   regulations
                  pertaining to the production and transportation of natural gas,

         o changes in economic or political conditions in the markets in which the company operates,

         o        introduction of competing technologies by other companies,

         o        operating risks,

         o        outstanding indebtedness,

         o        changes in interest rates,

         o        expansion and other activities of competitors,

         o changes in federal or state environmental laws and the administration of such laws, and

         o the general condition of the economy and its effect on the securities market.

         While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control. Investors are directed to consider such risks and other uncertainties discussed in documents filed by the company with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

         (c)      Exhibits

         The Exhibits listed below are furnished as part of this Current Report on Form 8-K.

                  Exhibit No.       Description
                  -----------       -----------


                     99.1           Press  Release,   dated  October  19,  2004,
                                    issued by Natural Gas Services Group, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NATURAL GAS SERVICES GROUP, INC.


                                               By: /s/ Wallace C. Sparkman
                                                  ------------------------------
                                                  Wallace C. Sparkman, President


Dated:  October 19, 2004

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------


  99.1 Press Release, dated October 19, 2004, issued by Natural Gas Services Group, Inc.